EXHIBIT 25.1

                        FORM T-1 STATEMENT OF ELIGIBILITY

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK

                                (Exact name of trustee as specified in its
                                        charter)

New York                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                                      10286
(Address of principal executive offices)                           (Zip code)


                       Countrywide Credit Industries, Inc.

               (Exact name of obligor as specified in its charter)

Delaware                                                             13-2641992
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                              identification no.)

                          Countrywide Home Loans, Inc.

               (Exact name of obligor as specified in its charter)

New York                                                             13-2631719
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification no.)

4500 Park Granada

Calabasas, California                                                   91302
(Address of principal executive offices)                             (Zip code)

                                                   -------------

                                 Debt Securities

                                        (Title of the indenture securities)

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1.      General information.  Furnish the following information as to the
        Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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        Superintendent of Banks of the State of       2 Rector Street, New York,
        New York                             N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                                                 N.Y.  10045

        Federal Deposit Insurance Corporation Washington, D.C.  20429

        New York Clearing House Association   New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of February, 2001.

                              THE BANK OF NEW YORK

                  By: /s/ MARIE E. TRIMBOLI
                 -----------------------------------------------
                             Name: MARIE E. TRIMBOLI
                           Title: ASSISTANT TREASURER


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts

ASSETS In Thousands Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin..                                           $4,194,838
   Interest-bearing balances...........................                                            4,596,320
Securities:
   Held-to-maturity securities.........................                                              837,052
   Available-for-sale securities.......................                                            4,877,379
Federal funds sold and Securities purchased under
   agreements to resell................................                                            3,085,401
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............37,707,721
   LESS: Allowance for loan and
     lease losses............598,990
   LESS: Allocated transfer risk
     reserve........................12,370
   Loans and leases, net of unearned income,
     allowance, and reserve............................                                           37,096,361
Trading Assets.........................................                                           10,039,718
Premises and fixed assets (including capitalized
   leases).............................................                                              740,743
Other real estate owned................................                                                4,714
Investments in unconsolidated subsidiaries and
   associated companies................................                                              178,845
Customers' liability to this bank on acceptances
   outstanding.........................................                                              887,442
Intangible assets......................................                                            1,353,079
Other assets...........................................                                            4,982,250
Total assets...........................................                                          $72,874,142
LIABILITIES
Deposits:

   In domestic offices.................................                                          $26,812,643
   Noninterest-bearing.......................11,206,758
   Interest-bearing..........................15,605,885
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           26,338,068
   Noninterest-bearing..........................520,061
   Interest-bearing..........................25,818,007
Federal funds purchased and Securities sold under
   agreements to repurchase............................                                            1,789,285
Demand notes issued to the U.S.Treasury................                                              100,000
Trading liabilities....................................                                            2,440,940
Other borrowed money:
   With remaining maturity of one year or less.........                                            1,581,151
   With remaining maturity of more than one year
     through three years...............................                                                    0
   With remaining maturity of more than three years....                                               31,080
Bank's liability on acceptances executed and
   outstanding.........................................                                              889,948
Subordinated notes and debentures......................                                            1,652,000
Other liabilities......................................                                            4,914,363
Total liabilities......................................                                           66,549,478
EQUITY CAPITAL
Common stock...........................................                                            1,135,285
Surplus................................................                                              988,327
Undivided profits and capital reserves.................                                            4,242,906
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                                     (        11,848)
Accumulated net gains (losses) on cash flow hedges                                                         0
Cumulative foreign currency translation adjustments....
                                                                                              (      30,006)

Total equity capital...................................                                            6,324,664
Total liabilities and equity capital...................                                          $72,874,142


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

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                                                               Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi

Gerald L. Hassell                                                 Directors
Alan R. Griffith


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* To be filed by as an exhibit to a Current Report on Form 8-K of Countrywide Credit Industries at such time as an underwritten issuance of such securities is contemplated.

* To be filed as an exhibit to a Current Report on Form 8-K of Countrywide Credit Industries at such time as an underwritten issuance of such securities is contemplated.

* To be filed by as an exhibit to a Current Report on Form 8-K of Countrywide Credit Industries at such time as an underwritten issuance of such securities is contemplated.

* To be filed as an exhibit to a Current Report on Form 8-K of Countrywide Credit Industries at such time as an underwritten issuance of such securities is contemplated.